EXHIBIT A-1
FORM OF LOAN NOTICE
[Date]
Cantor Fitzgerald Securities,
as Administrative Agent under the Credit Agreement
referred to below

900 West Trade Street, Suite 725
Charlotte, North Carolina 28202
Attention: Bobbie Young
Facsimile: (646) 390-1764
American Securities Opportunities Advisors, LLC,
as Backstop DIP Lender under the Credit Agreement
referred to below

Evan Middleton
American Securities Opportunities Fund, LP
299 Park Avenue, 34th Floor
New York, New York 10171
Office: 212-476-8021
Fax: 212-697-5524

Gates Capital Management, Inc.,
as Backstop DIP Lender under the Credit Agreement
referred to below

Jeff Gates, Founder & Portfolio Manager
Gates Capital Management
1177 Avenue of the Americas
32nd Floor
New York, NY 10036
Tel.: 212.626.1421

Ladies and Gentlemen:
The undersigned, Geokinetics Holdings USA, Inc. (the “Borrower”), refers to the Senior Secured Debtor-in-Possession Credit Agreement dated as of March [__], 2013 (as amended, amended and restated, supplemented, replaced and/or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the Borrower, Geokinetics Inc., Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent for the Lenders, and each Lender from time to time party thereto, and hereby gives you notice, irrevocably, pursuant to Section 2.02 of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement, and in that connection sets forth below the information relating to such Borrowing as required by Section 2.02(a) of the Credit Agreement:
(a)    Principal Amount of Borrowing: $____________;

Geokinetics Holdings USA, Inc. - Loan Notice
203367032 v8

(b)	Date of Borrowing (which shall be a Business Day): ____________, 2013;[1]
8845144.8
The undersigned hereby certifies that the following statements will be true and correct on the proposed Borrowing Date:
(A)    The representations and warranties contained in Article V of the Credit Agreement and each other Loan Document are true and correct in all material respects on and as of the date of the Credit Extension and after giving effect to the Credit Extension; provided, that, to the extent such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided, further, that any representation or warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
(B)    No Default or Event of Default has occurred and is continuing, or would result from such proposed Credit Extension or from the application of the proceeds therefrom.
(C)    At the time of the making of this Loan, the amount of such Loan is Consistent with the Approved Budget (without giving effect to any Permitted Deviation).
(D)    At the time of the making of this Credit Extension, [the Outstanding Amount shall not exceed the Maximum Availability at such time]2 [the Outstanding Amount (less the aggregate amount of Loans borrowed by the Borrower during the Interim Period) shall not exceed the Maximum Availability at such time]3.
(E)    The conditions set forth in Section [4.01/4.02]4 and 4.03 of the Credit Agreement have been satisfied, and the Credit Extension proceeds shall be used consistent with the terms of the Credit Agreement.
[signature page follows]

____________________________

[1]	Must be a date at least three Business Days following the date of the Loan Notice.

[2]	Insert if such Credit Extension occurs at any time during the Interim Period.

[3]	Insert if such Credit Extension occurs after entry of the Final Order.

[4]	Insert as applicable.

Geokinetics Holdings USA, Inc. - Loan Notice
203367032 v8

Delivery of an executed counterpart of this Loan Notice by facsimile shall be effective as delivery of an original executed counterpart of this Loan Notice.

Very truly yours,

GEOKINETICS HOLDINGS USA, INC.

By	______________________________ Name:
Title:

Geokinetics Holdings USA, Inc. - Loan Notice
203367032 v8

EXHIBIT B
FORM OF PREPAYMENT NOTICE

Cantor Fitzgerald Securities,
as Administrative Agent under the Credit Agreement
referred to below

900 West Trade Street, Suite 725
Charlotte, North Carolina 28202
Attention: Bobbie Young
Facsimile: (646) 390-1764
American Securities Opportunities Advisors, LLC,
as Backstop DIP Lender under the Credit Agreement
referred to below

Evan Middleton
American Securities Opportunities Fund, LP
299 Park Avenue, 34th Floor
New York, New York 10171
Office: 212-476-8021
Fax: 212-697-5524

Gates Capital Management, Inc.,
as Backstop DIP Lender under the Credit Agreement
referred to below

Jeff Gates, Founder & Portfolio Manager
Gates Capital Management
1177 Avenue of the Americas
32nd Floor
New York, NY 10036
Tel.: 212.626.1421
Ladies and Gentlemen:
The undersigned, Geokinetics Holdings USA, Inc. (the “Borrower”), refers to the Senior Secured Debtor-in-Possession Credit Agreement dated as of March [__], 2013 (as amended, amended and restated, supplemented, replaced and/or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among the Borrower, Geokinetics Inc., Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent for the Lenders, and each Lender party thereto, and hereby gives you irrevocable notice that, pursuant to Section 2.05(a) of the Credit Agreement, on [date]5, the undersigned intends to prepay the Loans, in the amount of $____________. The undersigned confirms that it has obtained the consent of the Backstop DIP Lenders to effect this prepayment.

____________________________

[5]	Must be a date at least one (1) Business Day following the date of the notice of prepayment.

Geokinetics Holdings USA, Inc.- Prepayment Notice
203367032 v8

Very truly yours,

GEOKINETICS HOLDINGS USA, INC.

By	______________________________ Name:
Title:

Geokinetics Holdings USA, Inc.- Prepayment Notice
203367032 v8

EXHIBIT C
FORM OF NOTE
$__________6    Dated: __________, 20__
FOR VALUE RECEIVED, the undersigned, Geokinetics Holdings USA, Inc., a Delaware corporation (the “Borrower”), HEREBY PROMISES TO PAY _________________________ or its registered assigns (the “Lender”) for its account or, if one has been designated, for the account of its Applicable Lending Office (as defined in the Credit Agreement referred to below; terms defined therein, unless otherwise defined herein, being used herein as therein defined) on the Maturity Date the aggregate principal amount of the Loans owing to the Lender by the Borrower pursuant to the Senior Secured Debtor-in-Possession Credit Agreement dated as of March [__], 2013 (as amended, amended and restated, supplemented, replaced and/or otherwise modified from time to time, the “Credit Agreement”) among the Borrower, Geokinetics Inc., a Delaware corporation, Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent for the Lenders, and each Lender from time to time party thereto.
The Borrower promises to pay interest on the unpaid principal amount of each Loan from the date of such Loan, as the case may be, until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.
Both principal and interest are payable in lawful money of the United States of America to Cantor Fitzgerald Securities, as Administrative Agent, at such office and in the manner specified in the Credit Agreement. Each Loan owing to the Lender by the Borrower, and all payments made on account of principal thereof, shall be recorded by the Lender and, prior to any transfer hereof, endorsed on the grid attached hereto, which is part of this Note; provided, however, that the failure of the Lender to make any such recordation or endorsement shall not affect the Obligations of the Borrower under this Note and the other Loan Documents.
This promissory note is one of the Notes referred to in, and is entitled to the benefits of, the Credit Agreement. The Credit Agreement, among other things, (i) provides for the making of Loans by the Lender to or for the benefit of the Borrower from time to time in an aggregate amount not to exceed at any time outstanding the U.S. dollar amount first above mentioned (subject to certain terms and other limitations set forth in the Credit Agreement), the indebtedness of the Borrower resulting from each such Loan being evidenced by this Note, and (ii) contains provisions for acceleration of the maturity hereof upon the happening of certain stated events and also for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions therein specified. The Obligations of the Borrower under this Note and the other Loan Documents, and the Obligations of the other Loan Parties under the Loan Documents, are secured by the Collateral as provided in the Loan Documents.
The Borrower, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

____________________________

[6]	Such amount to equal amount of Lender's initial Commitment (plus, if such Lender is a Backstop DIP Lender, such Lender's Backstop Commitment).

Geokinetics Holdings USA, Inc.- Note
203367032 v8

This Note may not be transferred or assigned by the Lender to any Person EXCEPT IN COMPLIANCE WITH THE TERMS OF THE CREDIT AGREEMENT. This Note may not at any time be endorsed to, or to the order of, bearer.

This Note shall be governed by, and construed in accordance with, the laws of the State of New York.

GEOKINETICS HOLDINGS USA, INC.

By	______________________________ Name:
Title:

Geokinetics Holdings USA, Inc.- Note
203367032 v8

LOANS OR ADVANCES AND PAYMENTS OF PRINCIPAL

Amount of Loans Outstanding on the Effective Date:		$________________
Date	Amount of Loan or Advance	Amount of Principal Paid or Prepaid	Unpaid Principal Balance	Notation Made By

Geokinetics Holdings USA, Inc.- Note
203367032 v8

EXHIBIT D
[Reserved]

Geokinetics Holdings USA, Inc. – Compliance Certificate
203367032 v8

EXHIBIT E
FORM OF ASSIGNMENT AND ASSUMPTION
Reference is made to the Senior Secured Debtor-in-Possession Credit Agreement dated as of March [__], 2013 (as amended, amended and restated, supplemented, replaced and/or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Geokinetics Holdings USA, Inc., as Borrower, Geokinetics Inc., Cantor Fitzgerald Securities, as Administrative Agent and Collateral Agent for the Lenders, and each Lender party thereto from time to time.
The Assignor referred to on the signature page attached hereto (the “Assignor”) and the Assignee referred to on the signature page attached hereto (the “Assignee”) agree with respect to all information relating to it and its assignment hereunder and on Schedule 1 hereto as follows:
The Assignor hereby irrevocably sells and assigns, without recourse except as to the representations and warranties made by it herein, to the Assignee, and the Assignee hereby irrevocably purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto.
The Assignor: (i) represents and warrants that its name set forth on the signature pages hereto is its legal name, that it is the legal and beneficial owner of the interest or interests being assigned by it hereunder and that such interest or interests are free and clear of any lien, encumbrance or other adverse claim; (ii) represents and warrants that it has the full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated thereby; (iii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with any Loan Document or the execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the perfection or priority of any lien or security interest created or purported to be created under or in connection with, any Loan Document or any other instrument or document furnished pursuant thereto; (iv) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under any Loan Document or any other instrument or document furnished pursuant thereto; and (v) attaches the Note or Notes, if any, held by the Assignor and requests that the Administrative Agent exchange such Note or Notes for an amended and restated Note payable to the order of the Assignee in an amount equal to the Commitments and/or Loans assumed by the Assignee pursuant hereto or new Notes payable to the order of the Assignee in an amount equal to the Commitments and/or Loans assumed by the Assignee pursuant hereto and the Assignor in an amount equal to the Commitments and/or Loans retained by Assignor under the Credit Agreement.
The Assignee: (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 6.01(c) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption; (ii) represents and warrants that it has the full power and authority, and has taken all actions necessary to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement; (iii) agrees that it will, independently and without reliance upon any Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iv) represents and warrants that its name set forth on the signature pages hereto is its legal name; (v) confirms that it is an Eligible Assignee;

Geokinetics Holdings USA, Inc. – Assignment and Assumption
203367032 v8

(vi) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Loan Documents as are delegated to such Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vii) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; (viii) attaches any U.S. Internal Revenue Service forms required under Section 3.01 of the Credit Agreement [and a completed Administrative Questionnaire];7 and (ix) represents and warrants that it has the capacity to make Loans in Dollars.
Following the execution of this Assignment and Assumption, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent. The effective date for this Assignment and Assumption (the “Effective Date”) shall be the date of acceptance hereof by the Administrative Agent.
Upon such acceptance and recording by the Administrative Agent and receipt by the Administrative Agent of any fees payable pursuant to Section 11.07(b)(iii), as of the Effective Date, (i) such Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Assumption, have the rights and obligations of a Lender thereunder and (ii) such Assignor shall, to the extent provided in this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement (other than its rights and obligations under the Loan Documents that are specified under the terms of such Loan Documents to survive the payment in full of the Obligations of the Loan Parties under the Loan Documents to the extent any claim thereunder relates to an event arising prior to the Effective Date of this Assignment and Assumption) and, if this Assignment and Assumption covers all of the remaining portion of the rights and obligations of such Assignor under the Credit Agreement, such Assignor shall cease to be a party thereto.
Upon such acceptance and recording by the Administrative Agent and receipt by the Administrative Agent of any fees payable pursuant to Section 11.07(b)(iii), from and after the Effective Date, the Administrative Agent shall make all payments under the Credit Agreement and the other Loan Documents in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and commitment fees with respect thereto) to such Assignee. Such Assignor and such Assignee shall make all appropriate adjustments in payments under the Credit Agreement and the other Loan Documents for periods prior to the Effective Date directly between themselves.
This Assignment and Assumption shall be governed by, and construed in accordance with, the laws of the State of New York.
This Assignment and Assumption may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Assignment and Assumption by facsimile or an electronic transmission of a .pdf copy thereof shall be effective as delivery of an original executed counterpart of this Assignment and Assumption.

____________________________

[7]	Applicable if the Assignee is not currently a Lender under the Credit Agreement.

Geokinetics Holdings USA, Inc. – Assignment and Assumption
203367032 v8

IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment and Assumption to be executed by their officers thereunto duly authorized as of the date specified thereon.

__________, as Assignor
[Type or print legal name of Assignor]

By	______________________________ Name:
Title:

Dated: __________, 201__

Geokinetics Holdings USA, Inc. – Assignment and Assumption
203367032 v8

___________, as Assignee
[Type or print legal name of Assignee]

By	______________________________ Name:
Title:

Dated: __________, 201__
Applicable Lending Office:

Geokinetics Holdings USA, Inc. – Assignment and Assumption
203367032 v8

Accepted this _______ day
of ______________, 201__

CANTOR FITZGERALD SECURITIES,
as Administrative Agent

By __________________________
Name:
Title:

Geokinetics Holdings USA, Inc. – Assignment and Assumption
203367032 v8

[Approved this _____day
of ________________, 201__

GEOKINETICS HOLDINGS USA, INC.
By ___________________________
Name:
Title:]

Geokinetics Holdings USA, Inc. – Assignment and Assumption
203367032 v8

SCHEDULE 1
TO
ASSIGNMENT AND ASSUMPTION

Credit Facility
Percentage interest assigned of the aggregate Commitments	%
[1] Commitment assigned	$
[2] Aggregate outstanding principal amount of Loans assigned	$

[1]
Except in the case of an assignment to a Lender or an Affiliate of a Lender or an Approved Fund of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment shall not be less than $1,000,000 unless the Backstop DIP Lenders otherwise consent, provided, that, such amounts shall be aggregated in respect of each Lender and its Affiliates or Approved Funds, if any.

[2]	See footnote 1

Geokinetics Holdings USA, Inc. – Assignment and Assumption
203367032 v8

EXHIBIT F

FORM OF GUARANTY

[To be attached]

Geokinetics Holdings USA, Inc. – Guaranty
203367032 v8

EXHIBIT G-1

FORM OF PLEDGE AND SECURITY AGREEMENT

[To be attached]

203367032 v8

EXHIBIT H

FORM OF 13-WEEK FORECAST

On file with the Administrative Agent.

203367032 v8

EXHIBIT I
FORM OF OFFICER’S CERTIFICATE
GEOKINETICS HOLDINGS USA, INC.
OFFICER’S CERTIFICATE
March [__], 2013
This Officer’s Certificate is delivered pursuant to [Section 4.01(a)(iv) and Section 4.02(d)] of the Senior Secured Debtor-in-Possession Credit Agreement dated as of the date hereof (as amended, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; the terms defined therein, unless otherwise defined herein, being used herein as therein defined) among Geokinetics Holdings USA, Inc. (the “Company”), Geokinetics Inc., Cantor Fitzgerald Securities, as administrative agent and collateral agent, and the Lenders party thereto.
In connection with the Credit Extension proposed to take place on [       ] [  ]. 2013 (the “Borrowing Date”), I, [        ],9 on behalf of the Company and in my capacity as [        ] and not in my individual capacity, hereby certify as of the date hereof as set forth below:
(1)The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or in any other Loan Document are true and correct in all material respects on and as of the Borrowing Date; provided, that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct as of such earlier date; provided, further, that any representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct (after giving effect to any qualification therein) in all respects on such respective dates.
(2)    No Default exists or would result from such Credit Extension or from the application of the proceeds therefrom.
[Remainder of Page Intentionally Blank]

____________________________

[9]	Must be a “Responsible Officer.”

203380780 v4
203367032 v8

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate on the date first above written.

By:
	Name:	[ ]
	Title:	[ ]

203367032 v8